UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22386

Excelsior Venture Partners III, LLC
(Exact name of registrant as specified in charter)

325 North Saint Paul Street, 49th Floor
Dallas, TX 75201
(Address of principal executive offices) (Zip code)

Robert Conti, Chief Executive Officer and President
Neuberger Berman Management, LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: October 31

Date of reporting period: July 31, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule of Investments is attached herewith.

Excelsior Venture Partners III, LLC
Schedule of Investments
July 31, 2016 (Unaudited)

Principal Amount/Shares	Private Companies (A),(B),(F),(G)	Acquisition Dates (C)	Cost	Fair Value	% of Net Assets (D)

Liquidating Trusts
Life Sciences
1,999,999	Archemix Liquidating Trust Preferred Series A (H)	08/02 - 11/03	$1,999,999	$-	0.00%
700,000	Archemix Liquidating Trust Preferred Series B (H)	03/04 - 12/05	75,499	-	0.00%
	TOTAL LIQUIDATING TRUSTS - PRIVATE COMPANIES		2,075,498	-	0.00%
Preferred Stocks
Wireless
4,433,333	Ethertronics, Inc. Series B (E)	06/01 - 05/04	6,650,000	10,210,498	42.23%
1,969,205	Ethertronics, Inc. Series C (E)	05/05 - 03/10	2,953,808	4,535,315	18.76%
758,542	Ethertronics, Inc. Series D (E)	03/09	1,137,813	1,747,013	7.22%
556,913	Ethertronics, Inc. Series F (E)	03/16	1,282,637	1,282,637	5.30%
	TOTAL PREFERRED STOCKS - PRIVATE COMPANIES		12,024,258	17,775,463	73.51%

	TOTAL PRIVATE COMPANIES		$14,099,756	$17,775,463	73.51%
	OTHER ASSETS AND LIABILITIES			6,406,012	26.49%
	NET ASSETS			$24,181,475	100.00%

(A)	Non-income producing securities, restricted as to public resale and liquidity.
(B)	Total cost of illiquid and restricted investments at July 31, 2016, aggregated $14,099,756. Total fair value of illiquid and restricted investments at July 31, 2016 was $17,775,463, or 73.51% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	Calculated as fair value divided by the Company’s net assets.
(E)	At July 31, 2016, the Company owned 5% or more of Ethertronics, Inc. voting securities, thereby making Ethertronics, Inc. an affiliate of the Company as defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”). Total fair value of securities of affiliates owned by the Company at July 31, 2016 (including investments in controlled affiliates) was $17,775,463, or 73.51% of net assets.
(F)	The estimated cost of the Private Companies at July 31, 2016, for federal income tax purposes aggregated $14,332,742. The net unrealized appreciation for federal income tax purposes was estimated to be $3,442,721. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $5,751,204 and $2,308,483, respectively.
(G)	All investments are based in the United States.
(H)	In addition to the fair value, Archemix unit holders may receive future amounts and possible milestone based earn outs. Contingent payments are subject to numerous risks and uncertainties, and therefore payments may never be earned.

Valuation of Investments

Excelsior Venture Partners III, LLC (the “Company”) computes its net asset value as of the last business day of each fiscal quarter and at such other times as NB Alternatives Advisers LLC (“Sub-Adviser”) deems appropriate in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Company’s Board of Managers (the “Board”).

The Board has approved the Procedures pursuant to which the Company values its interests in the Private Companies, Private Investment Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the fair value of the assets held by the Company.  The fair value of the Company’s assets is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.  Generally, the value of each Private Investment Fund will be based primarily upon the value reported to the Company by the Private Investment Fund as of each quarter-end, determined by the Private Investment Fund in accordance with its own valuation policies.  It is expected that most of the Private Investment Funds in which the Company invests will meet the criteria set forth under FASB Certification Topic ASC 820 (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Private Investment Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate net asset value per share or equivalent, an investor may determine fair value by using the net asset value reported to the investor by the underlying investment company. To the extent ASC 820 is applicable to a Private Investment Fund, the Sub-Adviser generally will value the Company’s investment in the Private Investment Fund on a quarterly basis using the practical expedient as of each quarter end, based on the valuation provided to the Sub-Adviser by the Private Investment Fund (or the manager thereof on behalf of the Private Investment Fund) in accordance with the valuation policies of the Private Investment Fund or its manager, as applicable.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a fair value basis and in conformity with GAAP. Accordingly, the fair value measurement is determined based on the estimated price a seller would receive in an orderly transaction at the measurement date. For venture capital companies, there are a range of values that are reasonable for such investments at any particular time. Initially, Private Companies are valued based upon their original cost. The original cost valuation will be adjusted based on either a market or appraisal method of valuation. The private market method will only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method will be based upon such inputs affecting the company such as earnings, net worth, reliable private sale prices of the company’s securities, the market prices for similar securities of comparable companies, an assessment of the company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be determined regularly by the Sub-Adviser subject to review and ratification by the Board and, in any event, not less frequently than quarterly.

In the case of Private Companies, because of the inherent uncertainty of valuations, estimated values may differ significantly from the fair values that would have been used had a ready market for the investments existed, and the differences could be material.

At July 31, 2016, market quotations were not readily available for the investments on the Company’s Schedule of Investments which are valued at $17,775,463, or 73.51% of Net Assets. Such securities were valued by the Sub-Adviser, under the supervision of the Board.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk.

An individual Private Company’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Sub-Adviser. The Company considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Private Company within the hierarchy is based upon the pricing transparency of that Private Company and does not necessarily correspond to the Company’s perceived risk of that Private Company.

All of the Company’s investments in the Private Companies have been classified within Level 3, and the Company generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available. The Company’s interests in Private Companies, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3. Assumptions used by the Company due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the Company’s results of operations and financial condition.

The following table presents the investments carried on the Schedule of Investments by level within the valuation hierarchy as of July 31, 2016.

	Level 1	Level 2	Level 3	Total
Investments in Private Companies
Liquidating Trusts	$-	$-	$-	$-
Preferred Stocks	-	-	17,775,463	17,775,463
Totals:	$-	$-	$17,775,463	$17,775,463

Valuation Process for Level 3 Fair Value Measurements

The Sub-Adviser employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular review of key inputs and assumptions, transactional backtesting or disposition analysis to compare unrealized gains and losses to realized gains and losses.

Investment in Private Company	Fair Value at July 31, 2016	Valuation Techniques(1)

Private Company	$17,775,463	Recent Financing Transaction

(1) In determining certain of these inputs, the Sub-Adviser evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. The Sub-Adviser also considers the following unobservable inputs in considering the fair value of its investments: financial information obtained from each portfolio company including unaudited financial statements for the most recent period available as compared to budgeted numbers; current and projected financial condition of the portfolio company; current and projected ability of the portfolio company to service its debt obligations; type and amount of collateral, if any, underlying the investment; current financial ratios applicable to each investment; current liquidity of the investment and related financial ratios; pending debt or capital restructuring of the portfolio company; projected operating results of the portfolio company; current information regarding any offers to purchase the investment; current ability of the portfolio company to raise any additional financing as needed. The Sub-Adviser has determined that market participants would take the inputs into account when valuing the investment. Once the Sub-Adviser has estimated the underlying entity’s business enterprise value, a waterfall analysis of the entity’s capital structure is considered. “LTM” means Last Twelve Months.

The valuation of the Company’s Level 3 investments shown in the table above may involve quantitative or qualitative inputs or assumptions that may be unobservable, excluding investments for which fair value is based on unobservable inputs that are not developed by the Sub-Adviser such as the net asset value as reported to the Company by the Private Investment Funds or investments for which fair value is determined by recent, pending or expected transactions without adjustment.

The following table includes a rollforward of the amounts for the period ended July 31, 2016 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

		Early-Stage
	Preferred	Life Sciences
Fair Value Measurements using Level 3 inputs	Stocks	and Technology	Total
Balance as of November 1, 2015	$20,820,349	$-	$20,820,349
Net change in unrealized appreciation/(depreciation) on investments	(4,327,523)	-	(4,327,523)
Contributions	1,282,637	-	1,282,637
Distributions	-	(7)	(7)
Net realized gain/(loss) on investments	-	7	7
Balance as of July 31, 2016	$17,775,463	$-	$17,775,463

The net change in unrealized appreciation/(depreciation) relating to Level 3 investments still held as of July 31, 2016 for Private Companies is $(4,327,523).

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the period ended July 31, 2016.

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations under Net Realized and Change in Unrealized Gain/(Loss) on Investments.

The Company had investments in preferred stock valued at $17,775,463 at July 31, 2016 based on inputs determined by evaluating a variety of factors including the performance of the Private Companies, macroeconomic conditions, industry and market developments, market valuations for comparable companies and developments specific to the Private Companies, including their capitalization structure and realization opportunities.

Item 2. Controls and Procedures.

(a)	The Company’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Company’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Excelsior Venture Partners III, LLC

By (Signature and Title) /s/ Robert Conti

  Robert Conti, Chief Executive Officer and President

Date September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Robert Conti

  Robert Conti, Chief Executive Officer and President

Date September 29, 2016

By (Signature and Title) /s/ John M. McGovern

  John M. McGovern, Treasurer and Principal Financial and Accounting Officer

Date September 29, 2016